UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event report):  August 10, 2012

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33460 (Commission File Number)	94-1690082 (I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             Regulation FD Disclosure.

On August 10, 2012, Geokinetics Inc., a Delaware corporation (the “Company”), issued a press release announcing that Richard F. Miles, Chief Executive Officer, will present at EnerCom’s The Oil & Gas Conference® 17 in Denver, Colorado on Wednesday, August 15, 2012 at 8:50 a.m. MST (10:50 a.m. EST, 9:50 a.m. CST, 7:50 a.m. PST).  The slide presentation and a link to the live audio webcast will be available on the Company’s website at http://www.geokinetics.com on Wednesday, August 15, 2012.  A copy of the press release is attached as Exhibit 99.1, the contents of which are furnished in their entirety.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             Financial Statements and Exhibits.

(d)             Exhibits

99.1	Press release dated August 10, 2012 announcing Geokinetics to Present at EnerCom’s The Oil & Gas Conference® 17.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: August 10, 2012	By:	/s/ William L. Moll, Jr.
William L. Moll, Jr.,
Vice President, General Counsel and Corporate Secretary

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